Exhibit 99.2

FOR IMMEDIATE RELEASE

Contacts:	Leslie Hunziker	Richard Broome
	Hertz Investor Relations	Hertz Media Relations
	(201) 307-2337	(201) 307-2486
	lhunziker@hertz.com	rbroome@hertz.com

HERTZ GLOBAL HOLDINGS ANNOUNCES PRICING OF $500 MILLION PRIVATE OFFERING OF SENIOR NOTES BY THE HERTZ CORPORATION

PARK RIDGE, NJ, March 7, 2011 — Hertz Global Holdings (NYSE:HTZ) (“Hertz Holdings”) announced today that its wholly-owned subsidiary, The Hertz Corporation (“Hertz”), had entered into an agreement to sell $500 million aggregate principal amount of 6.75% Senior Notes due 2019 (the “Notes”) in a private offering (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Giving effect to the issue price, the Notes will yield 6.69%. The Notes are expected to constitute a further issuance of, will be fungible with and will be consolidated and form a single series with the $500 million aggregate principal amount of 6.75% Senior Notes due 2019 issued by Hertz on February 8, 2011. The closing of the Offering is expected to occur on or about March 21, 2011, subject to customary closing conditions. The Notes will pay interest semi-annually in arrears. The Notes will be guaranteed on a senior unsecured basis by the domestic subsidiaries of Hertz that guarantee its senior credit facilities.

Hertz intends to use all of the net proceeds from the issuance of the Notes to redeem a portion of its outstanding 8.875% Senior Notes due 2014.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes and the guarantees or any other securities, nor will there be any sale of the Notes or any other securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The Notes and the guarantees will be issued in reliance on the exemption from the registration requirements provided by Rule 144A under the Securities Act and, outside of the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. None of the Notes and the guarantees has been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

About Hertz

Hertz is the world’s largest general use car rental brand, operating from approximately 8,500 locations in 146 countries worldwide. Hertz is the number one airport car rental brand in the U.S. and at 83 major airports in Europe, operating both corporate and licensee locations in cities and airports in North America, Europe, Latin America, Asia, Australia and New Zealand. In addition, the Company has licensee locations in cities and airports in

Africa and the Middle East. Product and service initiatives such as Hertz #1 Club Gold®, NeverLost® customized, onboard navigation systems, SIRIUS XM Satellite Radio, and unique cars and SUVs offered through the Company’s Prestige, Fun and Green Collections, set Hertz apart from the competition. In 2008, the Company launched Connect by Hertz, entering the global car sharing market in London, New York City and Paris. Hertz also operates one of the world’s largest equipment rental businesses, Hertz Equipment Rental Corporation, offering a diverse line of equipment, including tools and supplies, as well as new and used equipment for sale, to customers ranging from major industrial companies to local contractors and consumers from approximately 320 branches in the United States, Canada, China, France, Spain and Italy.

Forward-Looking Statements

Certain statements contained in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our liquidity and our possible or assumed future results of operations, including descriptions of our business strategies. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.

Some important factors that could affect our actual results include, among others, those that may be disclosed from time to time in subsequent reports filed with the Securities and Exchange Commission (“SEC”) and the following: levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; our ability to accurately estimate future levels of rental activity and adjust the size of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment; any impact on us from the actions of our licensees, franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate future acquisitions and complete future dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our senior credit facilities, our outstanding unsecured senior notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; changes to our senior management team; the effect of tangible and intangible asset impairment charges; the impact of our derivative instruments, which can be affected by fluctuations in interest rates and commodity prices; and our exposure to fluctuations in foreign exchange rates.

Additional information concerning these and other factors can be found in our filings with the SEC, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.